UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2006

CORNERSTONE CORE PROPERTIES REIT, INC

(Exact name of registrant as specified in its charter)

Maryland	333-121238	73-1721791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street, Suite 400

Irvine, CA 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated December 1, 2006, we purchased a 116,223 square foot industrial property known as 20100 Western Avenue (the “Property”), located in Torrance, California, from WESCO Harbor Gateway, L.P, an unaffiliated party, for approximately $20 million, including estimated closing costs. The Property is currently 100% leased at an average annual rent of $11.16 per square foot to five tenants ranging in size from 11,700 to 29,800 square feet.  Tenants of the Property are engaged in varying businesses including real estate services, construction and engineering and distribution.  Each of the five tenants occupies over 10% of the rentable square footage of the Property.

This Amendment No. 1 to Current Report on Form 8-K dated December 1, 2006 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Property as described in such Current Report.

We are not aware of any material factors relating to the Property other than those discussed in our Current Report on Form 8-K dated December 1, 2006 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  The following financial statements relating to the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated December 1, 2006 and are filed herewith and incorporated herein by reference.

20100 Western Avenue

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2005 and for the Period from January 1, 2006 to September 30, 2006 (Unaudited)

Notes to Statements of Revenues and Certain Expenses

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Core Properties REIT, Inc. relating to the acquisition of the Property are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated December 1, 2006 and are filed herewith and incorporated herein by reference.

Cornerstone Core Properties REIT, Inc

Summary of Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC

By:	/s/ SHARON C. KAISER
Sharon C. Kaiser, Chief Financial Officer

Dated: January 29, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Cornerstone Core Properties REIT, Inc

Irvine, CA

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of the property located at 20100 Western Avenue, Torrance, California (the “Property”) for the year ended December 31, 2005. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Core Properties REIT, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the property located at 20100 Western Avenue, Torrance, California for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

January 29, 2007

20100 WESTERN AVENUE

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2005 and for the

Period from January 1, 2006 to September 30, 2006 (Unaudited)

	Year ended	Nine Months Ended
	December 31, 2005	September 30, 2006
		(Unaudited)

Revenues
Rental revenue	$1,248,332	$798,764
Tenant reimbursements	233,354	191,767
Other	4,983	3,115
Total revenues	1,486,669	993,646

Certain expenses
Property operating and maintenance	87,605	59,900
Property taxes	128,851	108,900
Insurance	40,348	31,948
Total certain expenses	256,804	200,748

Revenues in excess of certain expenses	$1,229,865	$792,898

See accompanying notes to statements of revenues and certain expenses.

20100 WESTERN AVENUE, TORRANCE CALIFORNIA

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include operations of  20100 Western Avenue located  in Torrance, California, (the “Property”) which was acquired by Cornerstone Core Properties REIT, Inc (the “Company”), from a nonaffiliated third party. The Property was acquired on December 1, 2006 for approximately $20 million, including estimated closing costs, and has 116,223 leasable square feet on approximately 6.3 acres of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property , exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.  The statement of revenues and certain expenses for the period from January 1, 2006 to September 30, 2006 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2006 to September 30, 2006 (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2005, are as follows:

2006	$1,082,537
2007	1,226,475
2008	1,207,095
2009	1,084,840
2010	1,084,472
Thereafter	1,007,450
$6,692,869

The Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.             Commitments and Contingencies

Litigation

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Statements of Operations of Cornerstone Core Properties REIT, Inc (the “Company”) for the year ended December 31, 2005 and for the nine months ended September 30, 2006 have been prepared as if the acquisition of the Property had occurred as of the beginning of the periods presented.  The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 has been prepared as if the acquisition of the Property had occurred on September 30, 2006.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2005 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005; (ii) the Unaudited Financial Statements of the Company as of and for the nine months ended September 30, 2006 included in the Company’s  Quarterly Report on Form 10-Q for the nine months ended September 30, 2006; and (iii) the Historical Statements of Revenues and Certain Expenses of the Property for the year ended December 31, 2005 and for the nine months ended September  30, 2006 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2006

			Proforma
	September 30,	Recent	September 30,
	2006 (A)	Acquisition (B)	2006
ASSETS
Assets:
Cash and cash equivalents	$7,896,586	$(5,759,282)	$2,137,304
Investment in real estate
Land	1,540,000	7,670,000	9,210,000
Buildings and Improvements, net	2,983,980	11,135,709	14,119,689
Identified intangible assets, net	34,306	1,145,240	1,179,546
	4,558,286	19,950,949	24,509,235
Deferred costs and deposits	2,233,321	(665,788)	1,567,533
Other assets, net	36,629	146,532	183,161
Total assets	$14,724,822	$13,672,411	$28,397,233

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Line of Credit and Notes Payable	$—	$13,400,000	$13,400,000
Accounts payable and accrued liabilities	371,090	168,000	539,090
Payable to related parties	2,061,863	—	2,061,863
Real Estate taxes payable	25,131	—	25,131
Tenant prepaids and security deposits	35,503	104,411	139,914
Intangible lease liability, net	7,742	—	7,742
Dividend Payable	68,824	—	68,824
Total liabilities	2,570,153	13,672,411	16,242,564
Minority interest	189,458	—	189,458
Stockholders’ equity:
Common stock, $.01 par value; 290,000,000 shares authorized; 2,127,587 shares issued and outstanding at September 30, 2006	2,128	—	2,128
Additional paid-in capital	12,978,187	—	12,978,187
Accumulated deficit	(1,015,104)	—	(1,015,104)
Total stockholders’ equity	11,965,211	—	11,965,211
Total liabilities, minority interest and stockholders’ equity	$14,724,822	$13,672,411	$28,397,233

(A)         Derived from the unaudited financial statements as of September 30, 2006.

(B)           Represents adjustment for the acquisition of Property. Acquisition costs, including estimated closing costs, have been allocated to land ($7,670,000), buildings ($11,135,709), in-place leases ($272,516) and to above market rent ($872,724).  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the acquisition cost is allocated to a property’s tangible (primarily land and building) and intangible (in-place leases and above or below market rent) assets at their estimated fair value.

CORNERSTONE CORE PROPERTIES REIT, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$—	$1,339,851	$1,339,851
	—	1,339,851	1,339,851
Expenses:
Property operating and maintenance	—	355,101	355,101
General and administrative expenses	95,134	—	95,134
Depreciation and amortization	—	353,333	353,333
	95,134	708,434	803,568
Operating (loss) income	(95,134)	631,417	536,283
	.
Interest income	1,154	—	1,154
Interest expense	—	(880,095)	(880,095)

Loss before minority interest	(93,980)	(248,678)	(342,658)
Minority interest	(350)	7,487	7,137
Net loss	$(94,330)	$(241,191)	$(335,521)

Loss per share - basic and diluted	$(754.64)	$(0.26)	$(0.36)

Weighted average number of common shares	125	936,279	936,404

(A)         Represents the historical results of operations of the Company for the year ended December 31, 2005.

(B)           Represents adjustment for the acquisition of the Property, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the property.  Depreciation is based on an allocation of the acquisition price to land ($7,670,000) and buildings ($11,135,709) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $272,516 to in-place leases, and the amortization of above market rent is based on an allocation of $872,724 to above market rent, both of which are amortized through 2012. The amortization of above market rent decreases historical rental revenue. The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at their estimated fair value. Interest expense is calculated based on the acquisition borrowing and historical LIBOR at the time of purchase. The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.

CORNERSTONE CORE PROPERTIES REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2006

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues:
Rental revenues	$112,226	$883,981	$996,207
	112,226	883,981	996,207
Expenses:
Property operating and maintenance	30,537	262,209	292,746
General and administrative expenses	952,415	—	952,415
Depreciation and amortization	28,500	266,024	294,524
	1,011,452	528,233	1,539,685
Operating (loss) income	(899,226)	355,748	(543,478)

Interest income	89,250	—	89,250
Interest expense	(121,690)	(658,263)	(779,953)

Loss before minority interest	(931,666)	(302,515)	(1,234,181)
Minority interest	10,892	5,895	16,787
Net loss	$(920,774)	$(296,620)	$(1,217,394)

Loss per share - basic and diluted	$(1.76)	$(0.32)	$(0.83)

Weighted average number of common shares	522,319	936,279	1,458,598

(A)         Represents the historical results of operations of the Company for the nine months ended September 30, 2006.

(B)           Represents adjustment for the acquisition of the 20100 Western Avenue, based on historical operating results. Property taxes, included in property operating and maintenance expenses, are based on the purchase price of the property. Depreciation is based on an allocation of the acquisition cost to land ($7,670,000) and buildings ($11,135,709) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $272,516 to in-place leases, and the amortization of above market rent is based on an allocation of $872,724 to above market rent, both of which are amortized through 2012.  The amortization of above market rent decreases historical rental revenue. The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at their estimated fair value. Interest expense is calculated based on the acquisition borrowing and historical LIBOR at the time of purchase. The adjustment to the weighted average number of common shares outstanding represents the purchase of the Property.